UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2026, Molson Coors Beverage Company (the “Company”) issued a news release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2025. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 18, 2026, certain representatives of the Company will present at the 2026 Consumer Analyst Group of New York (CAGNY) Conference. A copy of the presentation materials that will be used during this presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Items.

On February 18, 2026, the Company announced that its Board of Directors (the “Board”) has approved, effective immediately, an increase to the Company’s existing Class B common stock repurchase program by $2.0 billion, for an aggregate authorization of up to $4.0 billion, and an extension of the duration of the Class B common stock repurchase program to December 31, 2031. Including this increase, approximately $2.6 billion remained available for repurchase under the Class B common stock repurchase program as of December 31, 2025.

The number, price, structure and timing of the repurchases under the program, if any, will be at the Company’s sole discretion and future repurchases will be evaluated by the Company depending on market conditions, liquidity needs, restrictions under the Company’s debt agreements and other factors. Share repurchases may be made in the open market, in structured transactions or in privately negotiated transactions. The repurchase authorization does not oblige the Company to acquire any particular amount of the Company’s Class B common stock. The Board may suspend, modify, or terminate the repurchase program at any time without prior notice.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document Description
99.1	News Release of Molson Coors Beverage Company, dated February 18, 2026, reporting the Company’s financial results.
99.2	Presentation of Molson Coors Beverage Company, dated February 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	February 18, 2026	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal, Communications & Government Affairs Officer and Secretary

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